EXPLANATORY NOTE

This filing relates to the WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Negative Duration High Yield Bond Fund, WisdomTree Negative Duration U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced Global Aggregate Bond Fund, WisdomTree Yield Enhanced International Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree CBOE Russell 2000 PutWrite Strategy Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Managed Futures Strategy Fund, each a separate series of WisdomTree Trust (the “Trust”). The sole purpose of the filing is to file as an Exhibit to the Trust’s Registration Statement, risk/return summary information in interactive data format for the Funds.

   Exhibit Index

Exhibit No.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase